Exhibit 1.1
Sirna Therapeutics, Inc.
9,000,000 Shares
Common Stock
($0.01 par value per Share)
Underwriting Agreement
May 23, 2006

Underwriting Agreement
May 23, 2006
UBS Securities LLC
J.P. Morgan Securities Inc.
CIBC World Markets Corp.
Leerink Swann & Co., Inc.
Brean Murray, Carret & Co., LLC
  as Managing Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
and
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172
Ladies and Gentlemen:
          Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 9,000,000 shares (the “Firm Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 1,350,000 shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below. As used herein, “Book-Running Underwriters” means UBS Securities LLC and J.P. Morgan Securities Inc.
          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-129944) under the Act, including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), which registration statement relates to, among other things, the Shares. Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act. Such registration statement, as so amended, has become effective under the Act.
          Except where the context otherwise requires, “Registration Statement,” as used herein, means such registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.
          The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Shares. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectuses (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. The parties hereto agree that the only Pre-Pricing Prospectus is the preliminary prospectus supplement relating to the Shares, dated May 15, 2006, together with the basic prospectuses attached thereto. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any other basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).
          Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.
          Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with any Basic Prospectus attached to or used with the Prospectus Supplement.
          “Permitted Free Writing Prospectuses,” as used herein, means (A) the documents listed on Schedule B attached hereto and (B) each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act), which road show is identified on Schedule D hereto. The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is not a Permitted Free Writing Prospectus and that either (i) is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act or (ii) contains any “issuer information” (as defined in Rule 433 under the Act) that has not theretofore been filed with the Commission by the Company.
          “Other Free Writing Prospectuses,” as used herein, means (i) the news article first published on May 15, 2006 by Red Herring, Inc. and titled “Sirna Sinks on Offering News: Investors send the RNAi company’s stock down on news of follow-on offering” and (ii) the Company’s free writing prospectus dated May 19, 2006 regarding such article and filed with the Commission on May 19, 2006 pursuant to Rules 424(b) and 433 under the Act (the “Filed Other Free Writing Prospectus”).
          “Free Writing Prospectuses,” as used herein, means the Permitted Free Writing Prospectuses, if any, and the Other Free Writing Prospectuses.
          “Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with the free writing prospectus of the Company dated May 23, 2006 and filed with the Commission pursuant to Rule 433 under the Act on May 23, 2006 (the “May 23 FWP”) together with any combination of one or more of any other then-issued Free Writing Prospectus.
          Any reference herein to any registration statement, any Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, any Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to any Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of such Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
          Each of the Company and the Underwriters agrees as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, bears to the total number of Firm Shares, in each case at a purchase price of $4.66 per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.
          In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by the Book-Running Underwriters on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Book-Running Underwriters may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.
     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on May 30, 2006 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.
          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.
          Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP at 1301 Avenue of the Americas, New York, New York, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
     (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Free Writing Prospectus, or the effectiveness of any Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;
     (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that for purposes of the foregoing clause, the Pre-Pricing Prospectus shall, on and after the date of the May 23 FWP, be considered together with the information contained in the May 23 FWP), and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with the May 23 FWP (on or subsequent to its date of issue) and any combination of one or more of any other then-issued Free Writing Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule

172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with the May 23 FWP (on or subsequent to its date of issue) and any combination of one or more of any other then-issued Free Writing Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Free Writing Prospectus and ends at the time of purchase did or will any Free Writing Prospectus include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus, including any document incorporated by reference therein; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in any Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, except (A) the Pre-Pricing Prospectus and the Permitted Free Writing Prospectuses and (B) to the extent of the statements made by Ms. Rebecca Galler Robison described in the first paragraph of the Filed Other Free Writing Prospectus and the filing with the Commission of the Filed Other Free Writing Prospectus; the Company has not, directly or indirectly, prepared, used or referred to any Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company;
     (d) in accordance with Rule 2710(b)(7)(C)(i) of the National Association of Securities Dealers, Inc. (the “NASD”), the Shares have been registered with the Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992;
     (e) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectus and the Prospectus entitled “Capitalization” and “Description of capital stock” (and any similar sections or information, if any, contained in any Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectus and the Prospectus entitled “Capitalization” and “Description of capital stock” (and any similar sections or information, if any, contained in any Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement

(excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Common Stock is duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq National Market (the “NASDAQ”);
     (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses to execute and deliver this Agreement and to issue, sell and deliver the Shares to be sold by it as contemplated herein;
     (g) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiary (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the NASDAQ (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);
     (h) the Company has no subsidiaries (as defined under the Act) other than Skinetics Biosciences, Inc. (the “Subsidiary”); the Company owns all of the issued and outstanding capital stock of the Subsidiary, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus; other than the capital stock of the Subsidiary, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the bylaws of the Company and the Subsidiary and all amendments thereto have been made available to you, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses, except where the failure to be so incorporated or existing or to have such corporate power and authority would not, individually or in the aggregate, have a Material Adverse Effect; the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims, except where the failure to be duly authorized, validly issued, fully paid, non-assessable and so issued would not, individually or in the aggregate, have a Material Adverse Effect; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiary are outstanding, except where such rights would not, individually or in the aggregate, have a Material Adverse Effect; the Subsidiary does not own or possess any property or assets, or have any obligations or liabilities, or possess any rights (by contract, franchise, permit or otherwise) or engage in any operations that are, individually or in the aggregate, material to the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiary taken as a whole;
     (i) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party;
     (j) the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses; and the certificates for the Shares are in due and proper form;
     (k) this Agreement has been duly authorized, executed and delivered by the Company;
     (l) neither the Company nor the Subsidiary is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its certificate of incorporation or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to it or any of its properties, except, in the case of clauses (B) and (C), for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that the Company makes no representation or warranty in this Section 3(l) with respect to any violation of any blue sky laws of any foreign jurisdiction resulting from any offering of the Shares in such jurisdiction;
     (m) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or the Subsidiary pursuant to) (A) the certificate of incorporation or bylaws of the Company or the Subsidiary, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or the Subsidiary is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to the Company or the Subsidiary or any of their respective properties, except, in the case of clause (B), for such breaches, violations and defaults as would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that the Company makes no representation or warranty in this Section 3(m) with respect to any blue sky laws of any foreign jurisdiction in which any Shares are offered by the Underwriters pursuant hereto;
     (n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) under the Conduct Rules of the NASD;
     (o) except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of

Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person, other than the Underwriters, has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement, the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, and no person has the right, contractual or otherwise, to include any such shares or interests in the Registration Statement or the offering contemplated thereby;
     (p) each of the Company and the Subsidiary has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to have such licenses, authorizations, consents and approvals or to make such filings would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor the Subsidiary is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or the Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (q) except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or the Subsidiary or, to the Company’s knowledge, any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or the Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;
     (r) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiary is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the

Public Company Accounting Oversight Board;
     (s) the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiary as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in all material respects in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved; provided, however, that, in accordance with Article 10 of Regulation S-X under the Act, the interim financial statements incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus do not contain all footnotes otherwise required by GAAP; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses comply in all material respects with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and such pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiary do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;
     (t) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiary taken as a whole, (ii) any transaction which is material to the Company and the Subsidiary taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiary, which is material to the Company and the Subsidiary taken as a whole, (iv) any material change in the capital stock or outstanding indebtedness of the Company or the Subsidiary or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the Subsidiary;
     (u) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) and each of the entities listed on Schedule C hereto;
     (v) neither the Company nor the Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, after giving effect to the offering and sale of the Shares, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (w) the Company and the Subsidiary have good and marketable title to all property (real and personal) described the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, and except where the failure to have such title would not, individually or in the aggregate, have a Material Adverse Effect; all the property described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses as being held under lease by the Company or the Subsidiary is held thereby under valid, subsisting and enforceable leases;
     (x) the Company and the Subsidiary own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses as under development), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus disclose is licensed to the Company; (ii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property; (iii) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or the Subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses as under development, infringe or violate, any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) the Company and the Subsidiary have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or the Subsidiary, and all such agreements are in full force and effect; (vii) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; (viii) to the Company’s knowledge, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office; and (ix) the product candidates described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses as under development by the Company or the Subsidiary fall in all material respects within the scope of the claims of one or more patents owned by, or licensed to, the Company or the Subsidiary;
     (y) neither the Company nor the Subsidiary is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary and (C) no union representation dispute currently existing concerning the employees of the Company or the Subsidiary, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or the Subsidiary and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of the Company or the Subsidiary;
     (z) the Company and the Subsidiary and their respective properties, assets and operations are in compliance with, and the Company and the Subsidiary hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiary under, or to interfere with or prevent compliance by the Company or the Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor the Subsidiary (i) is, to the Company’s knowledge, the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);
     (aa) all tax returns required to be filed by the Company or the Subsidiary have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided, and except as would not, individually or in the aggregate, have a Material Adverse Effect;
     (bb) except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and the Subsidiary maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; (ii) such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiary and their respective businesses; (iii) all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; and (iv) neither the Company nor the Subsidiary will be unable to renew any such insurance as and when such insurance expires;
     (cc) neither the Company nor the Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus, the Prospectus, any Incorporated Document (excluding the exhibits thereto) or any Free Writing Prospectus, or filed as an exhibit to the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or the Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;
     (dd) the Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (ee) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act), it being understood that the Company is currently in the process of conducting and completing a review and examination of its internal control over financial reporting as contemplated by Item 308 of Regulation S-K under the Act and has not yet completed such review and examination; such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no changes in internal controls or in other factors that have materially affected, or are reasonably likely to materially affect, internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification were complete and correct when made; the Company, the Subsidiary and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NASDAQ promulgated thereunder;
     (ff) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses has been made or reaffirmed with a reasonable basis and in good faith;
     (gg) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;
     (hh) neither the Company nor the Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or the Subsidiary has made any payment of funds of the Company or the Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus;
     (ii) the Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of the Subsidiary’s property or assets to the Company, except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, and except as would not, individually or in the aggregate, have a Material Adverse Effect;
     (jj) the preclinical tests and clinical trials that are described in, or the results of which are referred to in, the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and, with respect to clinical trials and supporting preclinical tests, with protocols filed with the appropriate regulatory authorities for each such test or trial; each description of the results of such tests and trials contained in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses is accurate and complete in all material respects and fairly presents the data derived from such tests and trials, and the Company and the Subsidiary have no knowledge of any other studies or tests the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses; neither the Company nor the Subsidiary has received any notices or other correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency (collectively, the “Regulatory Agencies”) requiring the termination, suspension or modification of any clinical trials that are described or referred to in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses; and the Company and the Subsidiary have each operated and currently are in compliance with all applicable rules, regulations and policies of the Regulatory Agencies, except where the failure to be so in compliance would not, individually or in the aggregate, have a Material Adverse Effect;
     (kk) the Company has not received any current or pending notice from the NASDAQ regarding the delisting of the Common Stock from the NASDAQ;
     (ll) except pursuant to this Agreement, neither the Company nor the Subsidiary has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;
     (mm) neither the Company nor the Subsidiary nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and
     (nn) to the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Pre-Pricing Prospectus was filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus.
          In addition, any certificate signed by any officer of the Company or the Subsidiary and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
     4. Certain Covenants of the Company. The Company hereby agrees:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to subject itself to taxation with respect to doing business in any such jurisdiction in which it is not otherwise subject to such taxation or to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the date hereof) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to any Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to such Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;
     (c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);
     (d) if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, any Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which such Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to such Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to a Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;
     (e) if the third anniversary of the initial effective date of any Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, to (i) file with the Commission, prior to such third anniversary, a new registration statement under the Act relating to the Shares, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form satisfactory to you; and (ii) use its best efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify you of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to a Registration Statement shall be deemed to include each such new registration statement, if any;
     (f) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to any Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of any Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of any Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement any Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;
     (g) subject to Section 4(f) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;
     (h) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(f) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;
     (i) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than August 14, 2007;
     (j) to furnish to you two copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
     (k) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiary which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(e) hereof;
     (l) upon the written request of the Book-Running Underwriters or any Underwriter, to (i) furnish to the Book-Running Underwriters or such other Underwriter a certification, as contemplated by and in compliance with Treasury Regulations Section 1.897-2(h), that as of any Closing Date (or such other date as may be specified in such request), the Shares are not United States real property interests as defined in Section 897(c)(1) of the Code, (ii) file such certification with the Internal Revenue Service in the manner and within the time period specified in Treasury Regulations Section 1.897-2(h) and (iii) promptly after such filing, furnish to the Book-Running Underwriters or such Underwriter, as the case may be, proof of such filing;
     (m) to apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement;
     (n) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, the Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company’s other obligations hereunder;
     (o) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
     (p) beginning on the date hereof and ending on, and including, the date that is 90 days after the date hereof (the “Lock-Up Period”), without the prior written consent of the Book-Running Underwriters, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, (D) the issuance, to consultants of the Company, of options to purchase shares of Common Stock pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, provided such stock options are not exercisable during the Lock-Up Period, and (E) the issuance of Common Stock or securities convertible into or exercisable for Common Stock in connection with any strategic or licensing transaction by the Company or the acquisition of any entity by the Company (any such arrangement or transaction, a “Strategic Transaction”), provided that, with respect to this clause (E), (x) the aggregate number of shares of Common Stock issued or issuable (or underlying convertible or exercisable securities issued or issuable) pursuant to Strategic Transactions in reliance upon this clause (E) does not exceed 5% of the number of shares of Common Stock outstanding on the date of this Agreement, (y) each recipient of such shares of Common Stock or securities convertible into or exercisable for Common Stock has theretofore executed a binding Lock-Up Agreement and delivered the same to the Underwriters, and (z) no shares or securities shall be issued pursuant to this clause (E) prior to the time of purchase;
     (q) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or the Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or the Subsidiary, or the offering of the Shares, without your prior consent;
     (r) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;
     (s) not to, and to cause the Subsidiary not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (t) to use its best efforts to cause the Shares to be listed for quotation on the NASDAQ and to maintain the listing of the Common Stock, including the Shares, for quotation on the NASDAQ; and
     (u) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.
     5. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.
     6. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:
     (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of O’Melveny & Myers LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Running Underwriters, in the form set forth in Exhibit B hereto.
     (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of McDonnell Boehnen Hulbert & Berghoff LLP, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Running Underwriters, in the forms set forth in Exhibit C hereto.
     (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Sills Cummis Epstein & Gross P.C., litigation counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Running Underwriters, in the form set forth in Exhibit D hereto.
     (d) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, a certificate of Roberto Guerciolini, M.D., Chief Medical Officer and Senior Vice President of the Company, addressed to the

Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Running Underwriters, to the effect of the statements set forth in Exhibit E hereto.
     (e) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to the Book-Running Underwriters, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses.
     (f) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Book-Running Underwriters.
     (g) No Prospectus or amendment or supplement to any Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.
     (h) The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).
     (i) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectus (when considered together with the May 23 FWP) or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Free Writing Prospectuses shall include any information that conflicts with the information contained in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus, including any document incorporated by reference therein.

     (j) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.
     (k) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
     (l) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.
     (m) The Shares shall have been approved for quotation on the NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.
     (n) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby, which objection has not been withdrawn as of the time of purchase or the additional time of purchase, as the case may be.
     7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Book-Running Underwriters, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiary taken as a whole, the effect of which change or development is, in the sole judgment of the Book-Running Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Book-Running Underwriters, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectuses or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or the Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.
          If the Book-Running Underwriters elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.
          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.
     8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
          The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
          If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     9. Indemnity and Contribution.
     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, any Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in any Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Free Writing Prospectuses, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, any Registration Statement (or in any Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b) respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party; effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) or (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
     (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, their respective directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the Company pursuant hereto. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of its officers or directors in connection with the issuance and sale of the Shares, or in connection with any Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Free Writing Prospectus.
     10. Information Furnished By the Underwriters. The statements set forth under the caption “Underwriting—Price stabilization, short positions” in the Prospectus Supplement, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.
     11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and to J.P. Morgan Securities Inc., 277 Park Avenue, New York, NY 10172, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 185 Berry Street, Suite 6504, San Francisco, CA 94107, Attention: Howard W. Robin, President and Chief Executive Officer.
     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the

Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.
     14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     15. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     17. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.
     18. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

     If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

Very truly yours, Sirna Therapeutics, Inc.
By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A
UBS Securities LLC
J.P. Morgan Securities Inc.
CIBC World Markets Corp.
Leerink Swann & Co., Inc.
Brean Murray, Carret & Co., LLC
By:

UBS Securities LLC
By:
Name:
Title:

By:
Name:
Title:

J.P. Morgan Securities Inc.
By:
Name:
Title:

SCHEDULE A

Number of
Underwriter	Firm Shares

UBS Securities LLC	4,050,000
J.P. Morgan Securities Inc.	2,700,000
CIBC World Markets Corp.	1,260,000
Leerink Swann & Co., Inc.	900,000
Brean Murray, Carret & Co., LLC	90,000

Total	9,000,000

SCHEDULE B
1.	Free Writing Prospectus of the Company dated May 23, 2006 and filed with the Commission on May 23, 2006.

SCHEDULE C
Sprout IX Plan Investors, L.P.
     11 Madison Ave., 26th Floor
     New York, New York 10010
Sprout Entrepreneurs Fund, L.P.
     11 Madison Ave., 26th Floor
     New York, New York 10010
Sprout Capital IX, L.P.
     11 Madison Ave., 26th Floor
     New York, New York 10010
DLJ Capital Corporation
     11 Madison Ave., 26th Floor
     New York, New York 10010
Venrock Associates
     30 Rockefeller Plaza, Suite 5508
     New York, New York 10112
Venrock Associates III, L.P.
     30 Rockefeller Plaza, Suite 5508
     New York, New York 10112
Venrock Entrepreneurs Fund III, L.P.
     30 Rockefeller Plaza, Suite 5508
     New York, New York 10112
Oxford Bioscience Partners IV, L.P.
     222 Berkeley St., Suite 1650
     Boston, Massachusetts 02116
mRNA Fund II L.P.
     222 Berkeley St., Suite 1650
     Boston, Massachusetts 02116

SCHEDULE D
1.	Slideshow presentation of Sirna Therapeutics, Inc. on Net Roadshow

EXHIBIT A
Lock-Up Agreement
___________ ___, 2006
UBS Securities LLC
J.P. Morgan Securities Inc.
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), the Selling Stockholders named therein and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and J.P. Morgan Securities Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, or (d) any transfer of Common Stock by the undersigned to the Company that is deemed to occur upon the cashless exercise by the undersigned of options on Common Stock, which options are granted to the undersigned pursuant to the Company’s employee benefit plans existing as of the date of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
          In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and J.P. Morgan Securities Inc., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.
          Notwithstanding anything herein to the contrary, the preceding paragraph shall not apply to the sale of Firm Shares by any Selling Stockholder to the Underwriters pursuant to the Underwriting Agreement.
          The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.
*   *   *

          If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT B
OPINION OF O’MELVENY & MYERS LLP
1.	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power to own its properties and carry on its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Incorporated Documents (but excluding the exhibits thereto), to execute and deliver the Underwriting Agreement (the “Agreement”) and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares as contemplated by the Agreement.

2.	The Company is qualified as a foreign corporation to do business in the States of California and Colorado and is in good standing in each of those States.

3.	The execution, delivery and performance of the Agreement have been duly authorized by all necessary corporate action on the part of the Company, and the Agreement has been duly executed and delivered by the Company.

4.	The Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Agreement and the book-entry of the Shares by the transfer agent for the Common Stock in the name of The Depository Trust Company or its nominee, the Shares will be validly issued, fully paid and nonassessable.

5.	The authorized capital stock of the Company consists of 125,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock; no personal liability for the debts of the Company will be imposed on the holders of the Shares under the Delaware General Corporation Law solely as a result of the ownership of the Shares; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of preemptive rights, rights of first refusal and similar rights pursuant to the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws, the Delaware General Corporation Law or any Other Agreement (as defined below), other than any such right as may arise under any Other Agreement provided such right is not triggered by or has been waived with respect to the offering or sale of the Shares; the Shares are free of preemptive rights, rights of first refusal and similar rights pursuant to the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws, the Delaware General Corporation Law or any Other Agreement; the certificates for the Shares are in due and proper form under the Delaware General Corporation Law.

6.	The statements in the Preliminary Prospectus and the Prospectus under the captions “Description of capital stock” and “Material United States federal income and estate tax consequences for non-United States holders,” insofar as they summarize the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws, the Delaware General Corporation Law or federal tax laws, are fair summaries thereof. The capital stock of the Company, including the Shares, conforms in all material respects as to legal matters to the description thereof contained in the Registration Statement, the Pre-Pricing Prospectus, and the Prospectus under the caption “Description of Capital Stock.”

7.	The Registration Statement, on the date it was filed and at the Effective Time, and the Prospectus and the Preliminary Prospectus, as of the respective dates they were filed, each appeared on its face to comply in all material respects with the requirements as to form for registration statements and prospectuses on Form S-3 under the Act and the related rules and regulations under the Act in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein. The Incorporated Documents, on the respective dates they were filed or became effective, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q, Form 8-K, Form 8-A or the Definitive Proxy Statement pursuant to Section 14(a), as the case may be, under the Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules and regulations under the Exchange Act in effect at the respective dates of their filing or effectiveness, except that we express no opinion concerning the financial statements or other financial information contained or incorporated by reference therein. The conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated by the Agreement have been satisfied. The Registration Statement meets, and the offering and sale of the Shares as contemplated by the Agreement complies with, the requirements of Rule 415(a)(1)(x) under the Act.

8.	The Registration Statement has become effective under the Act; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission; and the Prospectus and any supplement thereto has been filed pursuant to Rule 424 under the Act in the manner and within the time period required by Rule 424.

9.	No order, consent, permit, authorization or approval of any New York or federal governmental authority, and no order, consent, permit, authorization or approval under the Delaware General Corporation Law, is required on the part of the Company for the execution, performance and delivery of the Agreement and the issuance and sale of the Shares, except such as have been obtained under the Act and such as may be required under applicable Blue Sky or state securities laws.

10.	The execution and delivery by the Company of the Agreement do not, and the Company’s performance of its obligations under the Agreement will not, (i) violate the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws, (ii) violate, breach, or result in a default under any existing obligation of or restriction on the Company under any agreement listed as an exhibit to the Company’s most recent Annual Report on Form 10-K or to the Company’s reports on Form 10-Q or Form 8-K filed subsequent to December 31, 2005 pursuant to the Exchange Act (such agreements being, collectively, the “Other Agreements”), (iii) violate federal law (excluding the federal securities laws), the laws of the State of New York or the Delaware General Corporation Law to the extent each of such laws, in our experience, is customarily applicable to the transactions of the type contemplated by the Agreement, or (iv) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any New York, Delaware or federal court or governmental authority binding on the Company and identified in an Officer’s Certificate attached to this opinion. If an Other Agreement is governed by the laws of a jurisdiction other than New York, we have assumed such Other Agreement is governed by the laws of the State of New York.

11.	We do not know of any contract or other agreement of a character that is currently required to be filed as an exhibit to the Registration Statement or any Incorporated Document which is not filed as required.

12.	The Company is not and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”) nor an entity “controlled” by an “investment company,” within the meaning of the 1940 Act.

13.	No person has the right, pursuant to an Other Agreement, unless such right has been duly waived, to cause the Company to register under the Act, in connection with the offering and sale of the Shares, any shares of Common Stock or shares of any other capital stock of or other equity interest in the Company or to include any such shares or interest in the Registration Statement or the offering and sale contemplated thereby.
On the basis of the information we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that (i) the Registration Statement, including the documents incorporated or deemed to be incorporated by reference therein as of the Effective Time, and the information deemed, pursuant to Rule 430B promulgated under the Act, to be part of the Registration Statement at the Effective Time, considered as a whole at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, including the Pricing Information (as defined below), considered as a whole at the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the Prospectus and the Incorporated Documents, considered as a whole, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
As used herein, (1) “Disclosure Package” means the Preliminary Prospectus, including the documents incorporated by reference therein as of the Applicable time, together with the Permitted Free Writing Prospectus filed as of May 23, 2006, (2) “Applicable Time” means 5:45 P.M., New York City time, on May 23, 2006, and (3) “Pricing Information” means (a) the number of Shares offered for sale pursuant to the Prospectus and (b) the public offering price per Share, in the case of each of clause (3)(a) and clause (3)(b), as reflected on the cover page of the Prospectus Supplement.

EXHIBIT C
OPINION OF MCDONNELL BOEHNEN HULBERT & BERGHOFF LLP
1.	The statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus Supplement or the Prospectus (collectively, the “Intellectual Property Statements”), insofar as such Intellectual Property Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions relating to Intellectual Property, are accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that (i) the Intellectual Property Statements included or incorporated by reference in the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Intellectual Property Statements included or incorporated by reference in the Pre-Pricing Prospectus, as of 5:45 P.M., New York City time, on May 23, 2006, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Intellectual Property Statements included or incorporated by reference in the Prospectus, as of the date of the Prospectus Supplement or the date hereof, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.	To our knowledge, other than matters before the US and foreign patent or Intellectual property offices examining the patentability of Company patent applications, (i) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or materials of the Company or any of the Subsidiaries, and (ii) no such proceedings are threatened or contemplated by governmental authorities or others.

3.	We do not know of any contracts or other documents, relating to the patents, trade secrets, trademarks, service marks or other proprietary information or materials of the Company or any of the Subsidiaries that to our knowledge are of a character that would be required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which have not been so described or filed as required.

4.	To our knowledge, (i) except as disclosed in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, neither the Company nor any of the Subsidiaries is infringing or otherwise violating, and, upon the commercialization and sale of the products or services described in the Registration Statement, the Prospectus, and the Pre-Pricing Prospectus, none of them would infringe or otherwise violate, any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or materials of others, and we are unaware of any facts which in our opinion form a reasonable basis for a claim of any such infringement, and (ii) there are no infringements by others of any of the patents, trade secrets,

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trademarks, service marks, copyrights or other proprietary information or materials of the Company or any of the Subsidiaries, and we are unaware of any facts which would form a reasonable basis for a claim of any such infringement.
5.	We have no knowledge of any facts which would preclude the Company or any of the Subsidiaries from having valid license rights or clear title to the patents referenced in the Registration Statement, the Prospectus, and the Pre-Pricing Prospectus, or any Incorporated Document, there are no rights of third parties to such patents, and we have no knowledge that the Company or any of the Subsidiaries lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets that are, or would be, necessary to conduct the business now conducted or proposed to be conducted by the Company or the Subsidiaries as described in the Registration Statement, the Prospectus, and the Pre-Pricing Prospectus, except as disclosed in the Registration Statement, the Prospectus, and the Pre-Pricing Prospectus; and we are unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the patents and other material intellectual property and assets of the Company or any of the Subsidiaries.

6.	We are not aware of any fact with respect to the patent applications of the Company or any of the Subsidiaries presently on file that (i) would preclude the issuance of patents with respect to such applications, (ii) would lead us to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations or (iii) would result in a third party having any rights in any patents issuing from such patent applications.

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EXHIBIT D
OPINION OF SILLS CUMMIS EPSTEIN & GROSS P.C.
1.	The statements in (i) the Annual Report filed on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on March 31, 2006 (the “10-K”) under the heading “Legal Proceedings” in Item 3 and (ii) the Quarterly Report filed on Form 10-Q for the quarterly period ended March 31, 2006 filed with the SEC on May 12, 2006 (the “10-Q;” and together with the 10-K, the “Recent Filings”) under the heading “Legal Proceedings” in Part II, Item 1, and in each case related solely to the legal proceedings involving Protiva Biotherapeutics, and (ii) those statements in the Recent Filings that are descriptions of the legal proceedings involving Protiva Biotherapeutics referred to under such headings (collectively, the “Litigation Statements”), insofar as such Litigation Statements constitute a summary of such legal proceedings, are accurate and complete in all material respects.

2.	Nothing has come to our attention that causes us to believe that the Litigation Statements included in the Recent Filings contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

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EXHIBIT E
CERTIFICATE OF ROBERTO GUERCIOLINI, M.D.
     The undersigned, Roberto Guerciolini, M.D., Chief Medical Officer and Senior Vice President of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), does hereby certify pursuant to Section 6(d) of that certain Underwriting Agreement dated May 23, 2006 (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, J.P. Morgan Securities Inc., CIBC World Markets Corp., Leerink Swann & Co., Inc. and Brean Murray, Carret & Co., LLC that as of May 30, 2006:
1.	The statements in the Registration Statement, the preliminary prospectus of the Company, dated May 15, 2006, relating to the Shares (including the basic prospectus attached thereto and the documents incorporated by reference therein, the “Pre-Pricing Prospectus”) or the Prospectus and the documents incorporated by reference therein regarding (a) healthcare regulatory matters or (b) the receipt by the Company or any Subsidiary of governmental approvals or clearances, and the applications for, or the submissions with the Food and Drug Administration regarding, such approvals or clearances (collectively, the “Regulatory Statements”), insofar as such Regulatory Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

2.	Nothing has come to my attention that causes me to believe that (i) the Regulatory Statement included or incorporated by reference in the Registration Statements, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Regulatory Statement included or incorporated by reference in the Pre-Pricing Prospectus, as of 5:45 P.M., New York City time, on May 23, 2006, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Regulatory Statement included or incorporated by reference in the Prospectus, as of the date of the Prospectus Supplement or the date hereof, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

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EXHIBIT F
OFFICERS’ CERTIFICATE
          Each of the undersigned, Howard W. Robin, President and Chief Executive Officer of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), and Gregory L. Weaver, Senior Vice President and Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 6(j) of that certain Underwriting Agreement dated May 23, 2006 (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, J.P. Morgan Securities Inc., CIBC World Markets Corp., Leerink Swann & Co., Inc. and Brean Murray, Carret & Co., LLC that as of May 30, 2006:
1.	He has reviewed the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (i) of Section 6 of the Underwriting Agreement have been met.
          Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
          In Witness Whereof, the undersigned have hereunto set their hands on this 30th day of May, 2006.

Name:	Howard W. Robin
Title:	President and Chief Executive Officer

Name:	Gregory L. Weaver
Title:	Senior Vice President and Chief Financial Officer

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